Exhibit (10) (k) (o)


                                                           Service Agreement No.
                                                           39305
                                                           Control No. 930905-
0273





                                          NTS SERVICE AGREEMENT


                 THIS AGREEMENT, made and entered into this  1st  day  of
            November,  1993,  by
           and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and SOUTH JERSEY GAS
           COMPANY ("Buyer").

                 WITNESSETH:     That  in  consideration  of   the   mutual
           covenants   herein
           contained, the parties hereto agree as follows:

                 Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective NTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff,
           Second Revised Volume No. I (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance
           with the rules and regulations of the Commission.        The  maximum
obligation   of
           Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for
           Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the
Commission's  regulations.
           Buyer warrants that service hereunder is being provided on behalf of SOUTH JERSEY
           GAS COMPANY, a local distribution company.

                 Section 2.    Term.    Service  under  this  Agreement  shall
           commence  as  of
           November 1, 1993, and shall continue in full force and effect until October 31,
           2009 and from year-to-year thereafter unless terminated by either party upon six
           (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

                 Section 3.     Rates.     Buyer  shall  pay  Seller  the
           charges  and   furnish
           Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

                 Section 4.    Notices.    Notices  to  Seller  under  this
           Agreement  shall  be
           addressed  to  it  at  Post  Office  Box  1273,  Charleston,  West
Virginia   25325-
           1273, Attention:   Director,  Transportation  and  Exchange  and
notices  to   Buyer
           shall be   addressed   to   it at   One South Jersey  Plaza,  Route
54,  Folsom,  NJ
           08037   Attention:  Mr.  William  C.  Bingham,  until  changed  by either  party  by
           written notice.

                                                            Service Agreement
                                                           No. 39305
                                                           Control No. 930905-
273




                                      NTS SERVICE AGREEMENT (Cont'd)



                 Section 5. Prior Service Agreements. This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its  orders
           dated July 14, 1993 and September 29, 1993, with respect  to
Seller's  Order  No.
           636 compliance filing and relates to the following  existing  Service
Agreements:

                 CDS Service Agreement No. 36086, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation  and
                 storage service under the CDS Rate Schedule.

           The terms of Service Agreement No. 39305 shall become effective as of the effective date hereof, however, the parties agree that neither the execution  nor
           the performance of Service Agreement 39305 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced
           Service Agreements.

                 Section 6. Conversion. Buyer may convert all or a portion of its service under the NTS Rate Schedule to an equivalent level of Transportation
Demand  under
           Seller's FTS Rate Schedule by providing at least twelve month's written notice
           (Notice Period) of Buyer's intent to convert; provided that the conversion shall be effective concurrently with the effective date of revised rates pursuant to
           Seller's first general rate filing under Section 4(e) of the Natural Gas Act following the Notice Period. The converted FTS service agreement shall contain the same receipt and delivery points, MDDOs ( or applicable portion) and delivery pressure requirement (if applicable) as those in effect under the NTS service agreement on the date of termination. This conversion option shall expire on and any notice by Buyer hereunder must be submitted to Seller by October 31, 1995.

           SOUTH JERSEY GAS COMPANY                   COLUMBIA GAS TRANSMISS
PORATION



           By                                         By
                William C. Bingham, Jr.
           Title Sr.  Vice President.  Gas Supply       Title             7



 Revision No.
 Control No.

                     Appendix A to Service Agreement No. 3 9 3 0 5
                               Under Rate Schedule N T S
 Between (Seller)CO LUMB I A GAS TRAN SMISS I ON COR POR ATION and(Buyer) SOUTH JERSEY GAS CO

  1 9 9 3 - 0 9 - o 5 - 0273








 Primary Delivery Points






Maximum Daily

 Scheduling   Scheduling             Measuring                Measuring
Delivery Obligation

 Point No.    Point Name             Point No.                Point Name
(Dth/Day)

 109         SOUTH JERSEY GAS CO          109               22,511

 Appendix A to Service Agreement NO. 3 9 3 0 5
 Under Rate Schedule N T S
 Between (Seller) CO LUMB I A GAS TRAN SMISS I ON COR POR ATION and(Buyer) SOUTH JERSEY GAS CO

 Revision No.
                   Control No. 1 9 9 3 - 0 9 - 0 5 - 0273

 Transportation Demand     2 2 , 5 1 1 Dth/day
 Primary Receipt Points




 Scheduling   Scheduling             Measuring                Measuring

 Point No.    Point Name
                                     Maximum Daily
                                     Point No.                Point Name
Quantity (Dth/Dav)


        801   TCO-LEACH                           801

                                                                           2 2
 22511
 Appendix A to Service Agreement No. 3 9 3 0 5 is
 Under Rate Schedule N T S
 Between (Seller)CO LUMB i A GAS TRAN SMISS I ON COR POR ATION

 and(Buyer) SOUTH JERSEY GAS CO

 Revision No.
 Control No. 1 9 9 3 - 0 9 - 0 5 - 0 2 7 3








 The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by reference for the purposes of listing valid secondary interruptible receipt points and delivery points.



 Service changes pursuant to this Appendix A shall become effective as of N 0 V E M B E R 0 1 , 1 9 9 3 This Appendix A shall cancel and supersede the previous Appendix A effective as of N / A , to the Service Agreement referenced above.
With the exception of this Appendix A, all other terms and

 conditions of said Service Agreement shall remain in full force and effect.


              SOUTH, JERSEY GAS CO

 13y
              William C. Bingham, Jr.
 Its          -Sr. Vice President,   gas Supply

 Date         -12 November 1993


              COLUMBIA GAS TRANSMISSION CORPORATION

 By

 Its

 Date      11/30/93